UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2014

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

260 Franklin Street, Suite 1900, Boston, MA 02110	(617) 340-3814
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On October 31, 2014, Plymouth Industrial REIT, Inc. (the “Company”) through subsidiaries of its operating partnership, Plymouth Industrial OP, LP (the “Operating Partnership”), completed the acquisition of 13 industrial properties located in Illinois, Ohio and Tennessee.  The properties consist of an aggregate of approximately 2.63 million rentable square feet and were acquired for an aggregate purchase price of approximately $95.6 million.

Acquisition of Garrity Malkin Portfolio

This portfolio consists of four industrial properties located in Columbus, Ohio and Memphis, Tennessee.  The properties consist of six industrial buildings with approximately 633,700 rentable square feet and are approximately 97% leased under triple net leases.

Acquisition of Venture One Portfolio

This portfolio consists of six industrial properties located in the Chicago, Illinois metropolitan area.  The properties consist of six industrial buildings with approximately 486,200 rentable square feet and is 100% leased under triple net and modified gross leases.

Acquisition of Pier-One Property

This industrial property is located in Columbus, Ohio, has approximately 527,100 rentable square feet and is 100% leased under triple net leases.

Acquisition of Creekside Property

This industrial property is located in Columbus, Ohio, has approximately 340,000 rentable square feet and is 100% leased under triple net leases.

Acquisition of Perseus Property

This industrial property is located in Jackson, Tennessee, has approximately 638,400 rentable square feet and is 100% leased under triple net leases.

Items 8.01.  Other Events

On November 6, 2014, the Company issued a press release announcing the completion of the real estate transactions described in this Current Report Form 8-K. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Items 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Properties Acquired

The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required statements under the cover of Form 8-K/A as soon as practicable but not later than 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) is currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but not later than 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits
Exhibit No.	Exhibit
99.1	Press Release dated November 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014

PLYMOUTH INDUSTRIAL REIT, INC.

By:       /s/ Jeffrey E. Witherell

Jeffrey E. Witherell

Chief Executive Officer